UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019 (November 27, 2019)

OWL ROCK CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCC	The New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement

On November 22, 2019, ORCC Financing IV LLC (“ORCC Financing IV”), a Delaware limited liability company and subsidiary of Owl Rock Capital Corporation, a Maryland corporation (the “Company” or “us”), entered into the First Amendment to Credit Agreement (the “Financing IV Credit Agreement Amendment”) of that certain Credit Agreement dated as of August 2, 2019 (the “Financing IV Secured Credit Facility”), with ORCC Financing IV, as Borrower, the lenders from time to time parties thereto, Société Générale, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and custodian, and Cortland Capital Market Services LLC as document custodian.

The maximum principal amount of the Financing IV Secured Credit Facility was increased, in periodic increments through March 22, 2020 from $250 million to $450 million pursuant to terms of the Financing IV Credit Agreement Amendment; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of ORCC Financing IV’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.

 The description above is only a summary of the material provisions of the Financing IV Credit Agreement Amendment and is qualified in its entirety by reference to (i) the copy of the Financing IV Credit Agreement Amendment which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto and (ii) the copies of the Financing IV Secured Credit Facility and sale and contribution agreement which are filed as Exhibits 10.1 and 10.2 to the Form 8-K filed on August 7, 2019 and are incorporated herein by reference thereto.

On November 22, 2019, ORCC Financing II LLC (“ORCC Financing II”), a Delaware limited liability company and subsidiary of the Company, entered into the Fourth Amendment to Credit Agreement (the “Financing II Credit Agreement Amendment”) of that certain Credit Agreement dated as of May 22, 2018 (the “Financing II Secured Credit Facility”), with ORCC Financing II, as Borrower, the lenders from time to time parties thereto, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and custodian, and Cortland Capital Market Services LLC as document custodian.

The total revolving commitment of the lenders under the Financing II Secured Credit Facility was decreased from $400 million to $200 million pursuant to terms of the Financing II Credit Agreement Amendment. The availability of the reduced amount generally remains subject to the same conditions as prior to this amendment. In addition, the Financing II Credit Agreement Amendment permits ORCC Financing II from time to time to draw on the Financing II Secured Credit Facility and distribute funds to the Company, subject to certain conditions, and makes certain other changes to the Financing II Secured Credit Facility.

The description above is only a summary of the material provisions of the Financing II Credit Agreement Amendment and is qualified in its entirety by reference to (i) the copy of the Financing II Credit Agreement Amendment which is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference thereto and (ii) the copies of the original Financing II Secured Credit Facility, subsequent amendments and related sale and contribution agreement which have been filed as exhibits to the Company’s prior Form 10-Q reports and Form 8-K reports filed in connection with the execution and amendment of the Financing II Secured Credit Facility and are incorporated herein by reference thereto.

Item 2.03. Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of November 22, 2019, among ORCC Financing IV LLC, as borrower, Société Général, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian, and the lenders party thereto.

10.2	Fourth Amendment to Credit Facility, dated as of November 22, 2019, by and among ORCC Financing II LLC, as borrower, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian and the lenders party thereto.

10.3	Credit Agreement, dated as of August 2, 2019, among ORCC Financing IV LLC, as borrower, the lenders referred to therein, Société Général, as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Cortland Capital Market Services LLC, Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on August 7, 2019).

10.4	Sale and Contribution Agreement, dated as of August 2, 2019, between Owl Rock Capital Corporation, as Seller and ORCC Financing IV LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed on August 7, 2019).

10.5	Credit Agreement dated May 22, 2018, by and among ORCC Financing II LLC, as Borrower, the lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company's current report on Form 8-K, filed on May 23, 2018).

10.6	Sale and Contribution Agreement dated May 22, 2018, between Owl Rock Capital Corporation, as Seller, and ORCC Financing II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company's current report on Form 8-K, filed on May 23, 2018).

10.7	Amendment to Credit Agreement by and among ORCC Financing II, as Borrower, Various Lenders, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian, dated as of October 10, 2018 (incorporated by reference to Exhibit 10.3 to the Company's quarterly report on Form 10-Q, filed on November 7, 2018).

10.8	Amendment No. 2 to Credit Agreement, dated as of December 20, 2018, by and among ORCC Financing II LLC, as Borrower, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the lenders identified therein (incorporated by reference to Exhibit 10.1 to the Company's current report on Form 8-K, filed on December 21, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Capital Corporation

November 27, 2019	By:	/s/ Alan Kirshenbaum
		Name:	Alan Kirshenbaum
		Title:	Chief Operating Officer and Chief Financial Officer